Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 23, 2015 (refer to Appendix A), relating to the financial statements and financial highlights which appear in the August 31, 2015 Annual Reports to the Board of Trustees and Shareholders of John Hancock Funds II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 24, 2015

Appendix A

John Hancock Funds II as of August 31, 2015

John Hancock Active Bond Fund

John Hancock All Cap Core Fund

John Hancock Alpha Opportunities Fund

John Hancock Alternative Asset Allocation Fund

John Hancock Asia Pacific Total Return Fund

John Hancock Blue Chip Growth Fund

John Hancock Capital Appreciation Fund

John Hancock Capital Appreciation Value Fund

John Hancock Core Bond Fund

John Hancock Emerging Markets Debt Fund

John Hancock Emerging Markets Fund

John Hancock Equity Income Fund

John Hancock Floating Rate Income Fund

John Hancock Fundamental Global Franchise Fund

John Hancock Global Bond Fund

John Hancock Global Equity Fund

John Hancock Global Real Estate Fund

John Hancock Health Sciences Fund

John Hancock High Yield Fund

John Hancock Income Allocation Fund

John Hancock International Growth Opportunities Fund

John Hancock International Growth Stock Fund

John Hancock International Small Cap Fund

John Hancock International Small Company Fund

John Hancock International Value Fund

John Hancock Investment Quality Bond Fund

John Hancock Lifestyle II Aggressive Portfolio

John Hancock Lifestyle II Balanced Portfolio

John Hancock Lifestyle II Conservative Portfolio

John Hancock Lifestyle II Growth Portfolio

John Hancock Lifestyle II Moderate Portfolio

John Hancock Mid Cap Stock Fund

John Hancock Mid Value Fund

John Hancock Natural Resources Fund

John Hancock New Opportunities Fund

John Hancock Real Estate Equity Fund

John Hancock Real Estate Securities Fund

John Hancock Real Return Bond Fund

John Hancock Redwood Fund

John Hancock Retirement Choices 2010 Portfolio

John Hancock Retirement Choices 2015 Portfolio

John Hancock Retirement Choices 2020 Portfolio

John Hancock Retirement Choices 2025 Portfolio

John Hancock Retirement Choices 2030 Portfolio

John Hancock Retirement Choices 2035 Portfolio

John Hancock Retirement Choices 2040 Portfolio

John Hancock Retirement Choices 2045 Portfolio

John Hancock Retirement Choices 2050 Portfolio

John Hancock Retirement Choices 2055 Portfolio

John Hancock Retirement Living 2010 Portfolio

John Hancock Retirement Living 2015 Portfolio

John Hancock Retirement Living 2020 Portfolio

John Hancock Retirement Living 2025 Portfolio

John Hancock Retirement Living 2030 Portfolio

John Hancock Retirement Living 2035 Portfolio

John Hancock Retirement Living 2040 Portfolio

John Hancock Retirement Living 2045 Portfolio

John Hancock Retirement Living 2050 Portfolio

John Hancock Retirement Living 2055 Portfolio

John Hancock Retirement Living through II 2010 Portfolio

John Hancock Retirement Living through II 2015 Portfolio

John Hancock Retirement Living through II 2020 Portfolio

John Hancock Retirement Living through II 2025 Portfolio

John Hancock Retirement Living through II 2030 Portfolio

John Hancock Retirement Living through II 2035 Portfolio

John Hancock Retirement Living through II 2040 Portfolio

John Hancock Retirement Living through II 2045 Portfolio

John Hancock Retirement Living through II 2050 Portfolio

John Hancock Retirement Living through II 2055 Portfolio

John Hancock Science and Technology Fund

John Hancock Short Term Government Income Fund

John Hancock Small Cap Growth Fund

John Hancock Small Cap Value Fund

John Hancock Small Company Growth Fund

John Hancock Small Company Value Fund

John Hancock Spectrum Income Fund

John Hancock Strategic Equity Allocation Fund

John Hancock Strategic Income Opportunities Fund

John Hancock Total Return Fund

John Hancock U.S. Equity Fund

John Hancock U.S. High Yield Bond Fund

John Hancock Value Fund

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